UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 27, 2025

KARMAN HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42520	85-2660232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5351 Argosy Avenue
Huntington Beach, California		92649
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (714) 898-9951

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	KRMN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 27, 2025, Karman Holdings Inc. (the “Company”) entered into that certain First Amendment to Credit Agreement (the “Credit Agreement Amendment”) which amends that certain Credit Agreement, dated as of April 1, 2025, (as amended by the Credit Agreement Amendment, the “Credit Agreement”) by and among the Company, Citibank, N.A. (“Citibank”), and the other parties thereto. The Credit Agreement Amendment provides for an incremental term loan in the aggregate original principal amount of $75,000,000 (the “Incremental Term Loan”). The Company anticipates using the proceeds of the Incremental Term Loan to repay outstanding revolving credit loans under the Credit Agreement, for working capital and other general corporate purposes (including, without limitation, investments) and for the payment of any fees, commissions and expenses associated therewith.

The foregoing description of the Credit Agreement Amendment does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Credit Agreement Amendment, a copy of which is attached hereto and filed as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see Item 1.01 above, which information is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On May 29, 2025, the Company issued a press release announcing its entry into the transaction described below in Item 8.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth therein.

Item 8.01 Other Events.

On May 28, 2025, the Company announced that it had entered into a Securities Purchase Agreement (the “Agreement”) under which a wholly-owned subsidiary of the Company has agreed to purchase Industrial Solid Propulsion (“ISP”) and related real estate of ISP, for $50,000,000 in cash and 147,842 shares of common stock of the Company, subject to the satisfaction or waiver of certain customary closing adjustments. The Agreement contains customary representations, warranties and covenants of the parties.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	First Amendment to Credit Agreement, dated as of May 27, 2025, by and among the Company, Citibank, N.A. and the parties thereto.
99.1	Press Release dated May 29, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Karman Holdings Inc.

Date:	June 2, 2025	By:	/s/Mike Willis
		Name: Title:	Mike Willis Chief Financial Officer